Exhibit 99.2

EARNINGS NEWS

FOR IMMEDIATE RELEASE

CALMARE THERAPEUTICS REPORTS YEAR END;

FOURTH QUARTER 2014 RESULTS

Year-on-year: revenues up 60%; Device sales up 88%; G&A Down 22%

FOURTH QUARTER: REVENUES DOWN 52%; device sales down 33%; G&A Down 14%

Conference Call

CTI will host an earnings conference call on Wednesday, July 1, 2015 at 10:00 A.M. EDT. To participate in the conference call, please dial the appropriate telephone number a few minutes before the start time and use the call-in term: “CALMARE.”

Dial-in: 877-876-9177 | Call Code: 785-424-1666

As participation is limited, please RSVP via email to: IR@calmaretherapeutics.com or FAX: (203) 368-5399 by 5:00 P.M. EDT, Tuesday, June 30, 2015 with “Earnings Call 2014” in the subject line.

Fairfield, CT – June 24, 2015 – Calmare Therapeutics Incorporated, (OTC: CTTC) (CTI), the pain mitigation company, reported results for the year and quarter ended December 31, 2014.

Year Ended December 31, 2014

Revenue from the sale and shipment of the Calmare® pain therapy devices (Devices) for the year ended December 31, 2014 increased 60% or $392,000 to $1,045,000 as compared with $653,000 for the year-ended December 31, 2013.

Device sales for the year ended December 31, 2014 increased 88% or 8 Devices to 17 Devices as compared with 9 Devices for the year ended December 31, 2013. Due to the relatively long sales cycle for a Device, Device sales can and will vary significantly from period to period.

Total expenses for the year ended December 31, 2014 increased 30% or $963,000 to $4,134,000 as compared with $3,171,000. Total expenses include approximately $620,000 of additional interest expense related to the Company’s 90 day Convertible Notes for the year ended December 31, 2014.

General and administrative expenses for the year ended December 31, 2014 decreased 22% or $390,000 to $1,371,000 as compared with $1,761,000 for the year ended December 31, 2013.

Total assets at December 31, 2014 decreased $136,000 to $4,430,000 as compared with $4,566,000 at December 31, 2013.

Total liabilities at December 31, 2014 increased $1,658,000 to $12,169,000 as compared with $10,511,000 at December 31, 2013.

Net loss for the year ended December 31, 2014 increased to $3,411,000 or $0.15 per basic and diluted share as compared with a net loss of $2,672,000 or $0.16 for the year ended December 31, 2013.

Total capital raised over the past five quarters was $1,494,000 and consisted of: $466,000 of hybrid debt and $1,028,000 of equity.

Quarter Ended December 31, 2014

Revenue from the sale and shipment of the Calmare® pain therapy devices (Devices) for the quarter ended December 31, 2014 decreased 52% or $119,000 to $108,000 as compared with $227,000 for the quarter ended December 31, 2013. This is largely attributable to the cyclicality and historically sales slow-down the Company has witnessed over the last four years with respect to Device sales and its related consumables in the fourth quarter.

Device sales for the quarter ended December 31, 2014 decreased 33% to two (2) Devices as compared with three (3) Devices for the comparable quarter ended December 31, 2013 and as compared with eight (8) for the sequential quarter ended September 30, 2014. Due to the relatively long sales cycle for a Device, Device sales can and will vary significantly from quarter to quarter.

Total expenses for the quarter ended December 31, 2014 increased 7% or $54,000 to $810,000 as compared with $756,000 for the quarter ended December 31, 2013.

General and administrative expenses for the quarter ended December 31, 2014 decreased 14% or $69,000 to $427,000 as compared with $496,000 for the quarter ended December 31, 2013.

Total assets at December 31, 2014 decreased $109,000 to $4,430,000 as compared with $4,539,000 at September 30, 2014.

Total liabilities at December 31, 2014 increased $371,000 to $12,169,000 as compared with $11,798,000 at September 30, 2014.

Net loss for the quarter ended December 31, 2014 increased to $645,000 or $0.03 per basic and diluted share as compared with a net loss of $611,000 or $0.03 per basic and diluted share for the quarter ended December 31, 2013,

Cash-on-hand at December 31, 2014 decreased $51,000 to $6,000 from $57,000 at December 31, 2013.

“Our year-end numbers exceeded our projections and is a good starting point for 2015” said CTI President & CEO Conrad Mir. “Although there is much work ahead, we look forward to the promise 2015 holds with a careful vigilance on the second half of the year.”

About the Company

Calmare Therapeutics Incorporated, the pain mitigation company, develops and commercializes innovative wound and pain management products and technologies. CTI holds the 510k clearance on its flagship product, the non-invasive Calmare® Pain Therapy Device, which grants it an exclusive right to sell, market, research and develop the medical device. The Company is the exclusive licensed global distributor of Calmare.

Forward-Looking Statement

Certain statements contained in this press release are forward-looking statements that involve risks and uncertainties. The statements contained herein that are not purely historical are forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements deal with the Company’s current plans, intentions, beliefs and expectations and statements of future economic performance. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to differ materially from what is currently anticipated. Factors that could cause or contribute to such differences include those discussed from time to time in reports filed by the Company with the Securities and Exchange Commission. The Company cannot guarantee its future results, levels of activity, performance or achievements.

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Contacts:
Calmare Therapeutics Incorporated	JV Public Relations
Conrad Mir	Janet Vasquez
President and CEO	Managing Director
cmir@calmaretherapeutics.com	jvasquez@jvprny.com
973.798.8882	212.645.5498

www.calmaretherapeutics.com

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CALMARE THERAPEUTICS INCORPORATED AND SUBSIDIARY

Consolidated Balance Sheets

	December 31, 2014	December 31, 2013
ASSETS
Current Assets:
Cash	$5,745	$57,009
Receivables, net of allowance of $317,659 and $101,154 at December 31, 2014 and 2013	2,319	143,330
Inventory	4,118,220	4,278,220
Prepaid expenses and other current assets	253,102	65,167
Total current assets	4,379,386	4,543,726
Security deposits	15,000	15,000
Property and equipment, net	35,640	7,606

TOTAL ASSETS	$4,430,026	$4,566,332

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current Liabilities:
Accounts payable	$1,346,138	$692,251
Liabilities under claims purchase agreement	1,995,320	2,093,303
Accounts payable, GEOMC	4,182,380	4,183,535
Accrued expenses and other liabilities	1,590,182	582,987
Deferred revenue	19,686	6,400
Notes payable	2,536,830	2,488,691
Warrant liability	-	8,227
Series C convertible preferred stock liability	375,000	375,000
Series C convertible preferred stock derivative liability	66,177	80,408
Total current liabilities	12,111,713	10,510,802

Long term notes payable	56,659	-

Commitments and contingencies
Shareholders' deficit:
5% preferred stock, $25 par value, 35,920 shares authorized, 2,427 shares issued and outstanding	60,675	60,675
Series B preferred stock, $0.001 par value, 20,000 shares authorized, no shares issued and outstanding	-	-
Series C convertible preferred stock, $1,000 par value, 750 shares authorized, 375 shares issued and outstanding	-	-
Common stock, $.01 par value, 40,000,000 shares authorized, 25,908,978 shares issued and outstanding at December 31, 2014 and 19,952,907 shares issued and outstanding at December 31, 2013	259,089	199,529
Capital in excess of par value	47,634,857	46,077,394
Accumulated deficit	(55,692,967)	(52,282,068)

Total shareholders’ deficit	(7,738,346)	(5,944,470)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$4,430,026	$4,566,332

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CALMARE THERAPEUTICS INCORPORATED AND SUBSIDIARY

Consolidated Statements of Operations

	Year ended December 31, 2014	Year ended December 31, 2013
Revenue
Product sales	$1,045,080	$652,792
Cost of product sales	440,668	272,736
Gross profit from product sales	604,412	380,056

Other Revenue
Retained royalties	27,782	37,007
Other income	90,776	82,069
Total other revenue	118,558	119,076

Operating expenses
Selling expenses	213,419	159,245
Personnel and consulting expenses	1,368,299	1,100,041
General and administrative expenses	1,371,035	1,760,585
Total operating expenses	2,952,753	3,019,871

Operating loss	(2,229,783)	(2,520,739)

Other expense (income)
Interest expense	964,070	209,953
Interest expense – accelerated upon conversion of OID notes	35,109	-
Loss on conversion of notes	63,867	-
Loss on settlement of note and warrant	132,301	-
Unrealized gain on derivative instruments	(14,231)	(58,538)
Total other expense	1,181,116	151,415

Loss before income taxes	(3,410,899)	(2,672,154)
Provision (benefit) for income taxes	-	-

Net loss	$(3,410,899)	$(2,672,154)

Basic and diluted loss per share	$(0.15)	$(0.16)

Basic and diluted weighted average number of common shares outstanding:	23,513,870	16,977,027

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CALMARE THERAPEUTICS INCORPORATED AND SUBSIDIARY

Consolidated Statements of Changes in Shareholders' Deficit

	Preferred Stock		Common Stock
	Shares outstanding	Amount	Shares outstanding	Amount	Capital in excess of par value	Accumulated deficit	Total Shareholders’ Deficit

Balance – January 1, 2013	2,427	$60,675	15,237,304	$152,373	$45,367,796	$(49,609,914)	$(4,029,070)
Net loss	-	-	-	-	-	(2,672,154)	(2,672,154)

Stock option compensation expense	-	-	-	-	116,365	-	116,365
Common shares issued for legal services	-	-	1,300,000	13,000	250,000	-	263,000
Common stock issued in accordance with escrow agreement	-	-	1,000,000	10,000	(10,000)	-	-
Common stock issued in accordance with liability purchase agreement	-	-	1,618,235	16,182	(16,182)	-	-
Common stock issued as part of equity purchase agreement and/or liability purchase agreement	-	-	710,000	7,100	215,400	-	222,500
Common stock issued to directors	-	-	87,368	874	33,228	-	34,102
Warrants and beneficial conversion feature on notes payable	-	-	-	-	120,787	-	120,787

Balance – December 31, 2013	2,427	60,675	19,952,907	199,529	46,077,394	(52,282,068)	(5,944,470)
Net loss	-	-	-	-	-	(3,410,899)	(3,410,899)
Common shares and warrants issued for consulting services	-	-	60,000	600	84,600	-	85,200
Common stock issued to directors	-	-	10,625	106	3,932	-	4,038
Stock option compensation expense	-	-	-	-	57,291	-	57,291
Common stock issued upon conversion of notes	-	-	1,732,946	17,329	394,280	-	411,609
Private offering of common stock and warrants	-	-	4,152,500	41,525	788,975	-	830,500
Warrant and beneficial conversion feature on notes payable	-	-	-	-	121,741	-	121,741
Liabilities settled under Liability Purchase Agreement	-	-	-	-	106,644	-	106,644
Balance – December 31, 2014	2,427	$60,675	25,908,978	$259,089	$47,634,857	$(55,692,967)	$(7,738,346)

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CALMARE THERAPEUTICS INCORPORATED AND SUBSIDIARY

Consolidated Statements of Cash Flows

	Year ended December 31, 2014	Year ended December 31, 2013
Cash flows from operating activities:
Net loss	$(3,410,899)	$(2,672,154)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	17,547	11,147
Stock option compensation expense	57,291	116,365
Share-based compensation – common stock	4,038	7,655
Common stock and warrants issued to consultants	85,200	-
Bad debt expense	216,505	8,588
Unrealized gain on derivative instrument	(14,231)	(58,538)
Debt discount amortization	217,323	63,480
Noncash finance charges	17,591	216,650
Loss on conversion of notes	63,867	-
Loss on settlement of note and warrant	132,301	-
Changes in assets and liabilities:
Receivables	(75,494)	64,447
Prepaid expenses and other current assets	(187,935)	276,560
Inventory	160,000	90,000
Accounts payable, accrued expenses and other liabilities	1,641,927	312,587
Deferred revenue	13,286	(3,200)
Net cash used in operating activities	(1,061,683)	(1,566,413)

Cash flows from investing activities:
Purchases of property and equipment	(45,581)	-
Cash used in investing activities	(45,581)	-

Cash flows from financing activities:
Proceeds from notes payable	467,500	1,549,100
Repayment of note and warrant settlement	(242,000)	-
Proceeds from common stock and warrants	830,500	-
Net cash provided by financing activities	1,056,000	1,549,100

Net increase (decrease) in cash	(51,264)	(17,313)
Cash at beginning of year	57,009	74,322
Cash at end of year	$5,745	$57,009

Supplemental Cash Flow Information
Cash Paid for interest	$-	$15,304

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